Exhibit 10.1

DEBT SETTLEMENT AGREEMENT

DEBT SETTLEMENT AGREEMENT (“Agreement”), dated as of January 24, 2011, by and between SAVANNA EAST AFRICA, INC., a Nevada corporation (the “Company”), and GREEN LIFE, INC. (“Green Life”).

W I T N E S S E T H

A.

Green Life is the holder of a promissory note, dated April 26, 2010, issued by Savanna East Africa, Inc. (formerly known as Nova Energy, Inc.), in the initial principal amount of $700,000 (the “Old Note”).

B.

The parties agree that as of the date hereof the outstanding principal plus accrued and unpaid interest under the Old Note is equal to $122,500 (the “Outstanding Balance”).

C.

The parties wish to provide for the extinguishment of the entire Outstanding Balance in exchange for the issuance of a convertible note in the principal amount of $122,500 in the form of Exhibit A hereto (the “New Note”).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Green Life hereby agree as follows:

1.

ISSUANCE OF NEW NOTE IN SATISFACTION OF BALANCE. On the date hereof, the Company shall issue the New Note to Green Life in the principal amount of $122,500 in full and final satisfaction of the Outstanding Balance and, upon issuance of the New Note, no further payments with respect to the Outstanding Balance shall be due by the Company to Green Life.

2.

RESTRICTIVE LEGEND. The New Note to be issued to Green Life and/or its beneficial owners will bear a legend substantially in the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

3.

GREEN LIFE’S REPRESENTATIONS AND WARRANTIES.

Green Life hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)

Green Life is acquiring the New Note for Green Life’s own account as principal, for investment purposes only, and not with a view to the sale or distribution thereof.

(b)

Green Life acknowledges its understanding that the issuance of the New Note is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Act”).

(c)

Green Life has the financial ability to bear the economic risk of its investment.

(d)

Green Life is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)) or is not a U.S. Person as defined under Regulation S.

(e)

Green Life has made an independent investigation of the Company’s business, been provided an opportunity to obtain additional information concerning the Company Green Life deems necessary to make an investment decision and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(f)

Green Life represents, warrants and agrees that Green Life will not sell or otherwise transfer the New Note unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that Green Life must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the New Note has not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws  of such states or an exemption from such registration is available.  Green Life also understands that the Company is under no obligation to register the New Note or the shares of common stock underlying the New Note on its behalf or to assist Green Life in complying with any exemption from registration under the Act.  Green Life further understands that sales or transfers of the New Note are restricted by the provisions of state securities laws.

(g)

Green Life has not transferred or assigned an interest in the Outstanding Balance to any third party.

(h)

The foregoing representations, warranties and agreements shall survive the delivery of the New Note under this Agreement.

4.

COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby acknowledges, represents and warrants to, and agrees with Green Life as follows:

(a)

The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Nevada.  The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

(b)

Subject to the performance by Green Life of its obligations under this Agreement and the accuracy of the representations and warranties of Green Life, the offering and sale of the New Note will be exempt from the registration requirements of the Act.

(c)

The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

(d)

The foregoing representations, warranties and agreements shall survive the Closing.

5.

RELEASE.

Upon the delivery of the New Note to Green Life set forth in Sections 1 of this Agreement, Green Life releases and forever discharges the Company of and from all and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Green Life had, or may have arising from the Outstanding Balance.

6.

MISCELLANEOUS.

(a)

Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(b)

Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

(c)

Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

(d)

Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

(e)

Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

(f)

Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

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IN WITNESS WHEREOF, the Company and Green Life have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

SAVANNA EAST AFRICA, INC.

     By: /s/ James D. Tilton, Jr.

Name: James D. Tilton, Jr.

Title: Chief Operating Officer

GREEN LIFE, INC.

     By: /s/ Barry A. Ginsberg

Name: Barry A. A. Ginsberg

Title: President

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